UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4705 S. Apopka Vineland Rd. Suite 210, Orlando, FL	32819
(Address of principal executive offices)	(zip code)

(407) 876-0279

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

API Technologies Corp. (“API” or the “Company”) filed a report on Form 8-K on June 6, 2011 (the “June 8-K”) to report the completion of its acquisition of Spectrum Control, Inc. (“Spectrum”) by the merger of a wholly-owned subsidiary of API with and into Spectrum. On July 8, 2011, the Company filed Amendment No. 1 to such Form 8-K to satisfy the requirements of Item 9.01 (a) and (b) of Form 8-K in connection with the acquisition of Spectrum. This Amendment No. 2 to Form 8-K is being filed solely to provide updated Spectrum unaudited financial statements and pro forma financial information.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in API’s filings with the Securities and Exchange Commission. API disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited interim financial statements of Spectrum as of May 31, 2011, and for the six month periods ended May 31, 2011 and 2010, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information, giving effect to the Company’s acquisition of Spectrum, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Exhibit Title

99.1	Unaudited financial statements of Spectrum as of May 31, 2011, and for the six month periods ended May 31, 2011 and 2010.

99.3	Unaudited pro forma condensed combined financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2011	API TECHNOLOGIES CORP.

	By:	/s/ John Freeman
John Freeman
Chief Financial Officer

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